                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2001

                        POOLED AUTO SECURITIES SHELF LLC
                          ISUZU AUTO OWNER TRUST 2001-1
             (Exact name of registrant as specified in its charter)

               Delaware                                333-45546                             52-2233151
     ----------------------------                    ------------                        ------------------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation                          File Number)                        Identification No.

     One First Union Center, TW-9
       Charlotte, North Carolina                                                                28288
     -----------------------------                                                       -------------------
         (Address of Principal                                                               (Zip Code)
          Executive Offices)

       Registrant's telephone number, including area code: (704) 383-8437
                                                           --------------

Item 5.      Other Events.
             ------------

This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Isuzu Auto Owner Trust 2001-1 (the "Trust"). On May 3, 2001, Pooled Auto Securities Shelf LLC (the "Company") entered into a sale and servicing agreement, dated as of April 1, 2001, among the Company, as depositor, the Trust, as issuer, Isuzu Motors Acceptance Corporation, as seller and master servicer, and The CIT Group/Sales Financing, Inc., as subservicer. On November 14, 2001, Isuzu Motors Acceptance Corporation, as seller and servicer, distributed the Monthly Securityholder's Statement for the November 20, 2001 Distribution Date to the trustees. Specific information with respect to the distribution is filed as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                  Description
         ----------                   -----------

               99.1 Monthly Securityholder's Statement for the November 20, 2001 Distribution Date

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POOLED AUTO SECURITIES SHELF LLC

                                               By: /s/ Bennett S. Cole
                                                   -----------------------
                                                   Bennett S. Cole
                                                   Senior Vice President

Dated:  November 28, 2001

Exhibit Index

Exhibit                                     Description                             Page
-------                                     -----------                             ----
99.1            Monthly Securityholder's Statement for the November 20, 2001          5
                Distribution Date